EXHIBIT 99.2

Steve Herbert asked me to forward this letter to everyone in response to the attached press release that went out this morning.

USAT Team,

Earlier today, USA Technologies issued a press release in response to a notice we received from a dissident shareholder and former board member, Brad Tirpak.  In this notice, Tirpak is attempting to nominate himself and six others to serve on USAT’s board of directors (to be voted on at the annual shareholder meeting in June).  This is a serious action that the USAT board intends to fight aggressively.

It’s a shame that this distraction comes at a time when we have clearly demonstrated that the business has turned.  With last Monday’s preliminary earnings announcement, we demonstrated that our actions to grow our base of customers, connections and services while streamlining our costs are working.  We have completed important platform upgrades that prepare us for even more growth over the coming years and many of you have been working hard on new, business-building services to offer customers.  We are building momentum and the USAT board and management team have all of you to thank for that.  Remember, too, that while this latest news is clearly a distraction, it does NOT take away the huge improvements in operational performance that you all have worked hard to achieve.

Going forward, news of Mr. Tirpak’s actions and the subsequent public press activity that these happenings tend to inspire will likely create some uncomfortable attention.  Many of you are familiar with Brad Tirpak’s history with USAT—he will likely have an aggressive campaign that will require extensive and equally aggressive defensive measures on our part.

In the meantime, I urge all of you to stay focused and committed to the high level of innovation, service and support that we are known for.  It’s business as usual for the USAT team.  Let’s demonstrate that we are on the right track—we are executing the plan and the business model is working.

Naturally, many of you will have questions, now or in the weeks leading up to the annual meeting.  I encourage you to read the attached press release carefully.  Also, the initial FAQ’s below attempt to answer many of your anticipated questions.  We will make every effort to communicate with you as events unfold.

Lastly, if you have ANY questions or concerns on this matter, please do not hesitate to stop by my office, send me an email or a text.   I ask for your patience and support as we get through this latest challenge.  We WILL get through this!

Reminder:  in accordance with our Communications Policy, no employee other than an authorized spokesperson should speak to members of the press or to investors about this matter.  Please direct all inquiries, including customer inquiries, to Veronica Rosa, VP Corporate Communications and Investor Relations (vrosa@usatech.com; 1-800-633-0340, x 138).

Regards,

/s/ Stephen P. Herbert
Steve Herbert
Chairman and CEO

FREQUENTLY ASKED QUESTIONS (FAQ’S)

1.	How will Mr. Tirpak’s actions affect my day-to-day work at USAT?

a.	Business as usual. It’s more important than ever that we remained focused on executing our business plan and demonstrating our successes.

2.	Why did Tirpak do this?

a.	It’s difficult for us to speculate at this point.

3.	What does hostile takeover mean?

a.
In this sense, it means that Tirpak’s group is proposing to take over the board, which effectively turns control of the company over to them.  At this juncture, we do not know what their plans are for the business.

4.	If someone asks me a question about the proxy battle, am I violating anything if I respond?

a.
In accordance with our communications and other workplace policies, no internal communications should be distributed outside of USA Technologies.  Please refer to our communications policy for other guidance or contact Corporate Communications.

5.	This will be costly, how can we afford it and will you need to cut jobs to pay it?

a.
It is not our intention to cut jobs.  While this campaign will clearly be an unexpected use of our cash, it’s equally as important that we continue to execute our plans for growth and long-term, sustainable profitability.  We need the USAT team to help get us there.

6.	How do these types of proxy fights play out?

a.
In a typical proxy season, the proxy is distributed to shareholders several weeks prior to the annual meeting, along with a proxy voting card.  The proxy contains all the supporting information shareholders need to vote, along with any referenced materials (like the 10-K).

b.
Mr. Tirpak has submitted materials to the company purporting to nominate himself and six additional directors for election at the annual meeting.  Consistent with this, we expect Mr. Tirpak and his associates to make a number of filings with the SEC in the coming days.

7.	Do other companies go through these fights?

a.	Yes. The number of campaigns mounted by dissident shareholders has significantly increased in the last few years.

b.	Examples include Yahoo, NutriSystem

Forward-looking Statements:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the financial position, anticipated connections to our network, business strategy and the plans and objectives of USAT's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial market, economic and other conditions, including but not limited to, the ability of the USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; the ability of USAT to obtain widespread commercial acceptance of it products; the potential costs and management distractions attendant to Brad Tirpak’s purported nomination of  himself and six other candidates as director nominees at the 2012 annual meeting of stockholders; and, whether USAT's existing or anticipated customers purchase ePort devices in the future at levels currently anticipated by USAT.  Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Important Additional Information:
USA Technologies, Inc. (“USAT”) will be filing a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read USAT’s 2012 proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information. Shareholders will be able to obtain copies of USAT’s 2012 proxy statement and other relevant documents for free at the SEC’s website at www.sec.gov.

USAT, its directors and its executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with USAT’s 2012 annual meeting of shareholders. Shareholders may obtain information regarding USAT’s directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies for the 2012 annual meeting of shareholders, including their respective interests by security holdings or otherwise, in USAT’s annual report on Form 10-K for the year ended June 30, 2011, which was filed with the SEC on September 27, 2011. To the extent the interests of certain participants, by security holdings or otherwise, have changed since June 30, 2011, such changes have been or will be reflected on Form 8-Ks, Form 3s and Form 4s filed or to be filed by USAT with the SEC. Additional information regarding the interests of such individuals can also be obtained from the definitive proxy statement for USAT’s 2012 annual meeting of shareholders when it is filed by USAT with the SEC.

Attachment to Email dated April 24, 2012

Investor Contact:	Media Contact:
Veronica Rosa	Joe Crivelli
VP, Corp. Comm. and Investor Relations	Senior Vice President
USA Technologies	Gregory FCA
484-359-2138	610-228-2100
vrosa@usatech.com	joec@gregcomm.com

USA TECHNOLOGIES COMMENTS ON PURPORTED BOARD NOMINATIONS FROM
 FORMER BOARD MEMBER
Bradley Tirpak, Former Board Member Accused of Code of Business Conduct and Ethics
Violations, Trying to Gain Control with Zero Premium to Shareholders

MALVERN, PA, April 24, 2012 -- USA Technologies, Inc. (NASDAQ: USAT), (“USAT” or “the Company”), a leader of wireless, cashless payment and M2M telemetry solutions for self-serve, small-ticket retailing industries, today announced that Bradley Tirpak, a former board member, has delivered a notice purporting to nominate himself and six other individuals as director candidates at USA Technologies’ 2012 annual meeting of stockholders.  If successful, this effort would give Mr. Tirpak and his hand-picked nominees control of the board and, in USAT’s view, would effectively represent a hostile takeover of USA Technologies with zero control premium to its shareholders.

After USAT received Mr. Tirpak’s notice, USAT initiated contact with him in order to explore whether a resolution could be reached that would be in the best interests of USAT and its shareholders. Unfortunately, Mr. Tirpak has indicated that he is only prepared to amicably resolve this matter if we give him and his hand-picked nominees a majority of the USAT board of directors.

The current USA Technologies management team and board of directors are executing on a plan that they believe is driving real and sustainable improvement in financial results, while enhancing shareholder value.  Since being named chairman and chief executive officer on November 30, 2011, Mr. Herbert has delivered on his commitment to improve the accountability, transparency, corporate governance, and financial results of USA Technologies.  In fact, only last week, USAT announced that revenues in its fiscal third quarter ended March 31, 2012 were expected to be up 36 percent compared to the prior year, recurring revenues were expected to increase 39 percent from the prior year, and the number of connections added to its ePort Connect® service increased at better than double-digit rates from the prior year.  Most importantly, USAT is making progress on its planned path towards profitability with anticipated positive Adjusted EBITDA for the quarter. In short, the plan is working.

Stephen P. Herbert, Chairman and Chief Executive Officer of USA Technologies, stated, “When I took over the helm of USA Technologies in late 2011, I was clear in communicating my objectives to shareholders: focus on the bottom line and drive towards profitable operations, improve efficiency, enhance corporate governance, communicate more frequently and directly with shareholders, and, remain focused on meeting the current and future needs of our customers.  All of these objectives were set forth in my letter to shareholders earlier this year and reiterated when USA Technologies held its first earnings conference call in February 2012. Together with my fellow board members and management team, I am happy to say that in a matter of a few short months, we have already achieved significant progress on each of these objectives.”

Under Mr. Herbert’s leadership as chairman, the USA Technologies Board of Directors has taken a proactive approach to corporate governance.  In November 2011, the independent directors, including Mr. Tirpak, unanimously named Steven D. Barnhart as lead independent director, in accordance with current corporate governance best practices.  In addition, three new independent directors have been named to the USA Technologies board since the beginning of 2012.

Today, the USA Technologies Board of Directors consists of 8 directors, 6 of whom are independent as defined by NASDAQ regulations.  The board brings both a wealth of experience and depth of industry knowledge that is relevant to USAT’s strategy and operations.  Board members have wide and diverse backgrounds and accomplishments in a range of functional areas including financial, legal, and capital markets as well as across various sectors of the payments industry.

Mr. Herbert added, “It’s unfortunate that Brad Tirpak insists on once again causing a distraction for USAT, its management team and its board.  The fact that this latest action is happening in the midst of significant progress—at a time when USA Technologies is on a positive track—should tell our shareholders all they need to know about his intentions. Unfortunately, we believe that Mr. Tirpak’s actions will erode shareholder value.”

The Company notes that Mr. Tirpak voluntarily resigned just last month from the Board of Directors after all other board members requested him to step down due, in part, to conduct they viewed to be detrimental to USA Technologies and prohibited by USAT’s Code of Business Conduct and Ethics.  Of Mr. Tirpak’s six other nominees, two had already been evaluated and rejected by the board’s Nominating Committee in favor of more qualified candidates who have since joined the board.  Mr. Tirpak was a member of the Nominating Committee and fully participated in the evaluation of these candidates and the decision to reject them in favor of the more qualified candidates who now sit on the board.

Mr. Herbert concluded, “Over the coming weeks, shareholders will be hearing more from USA Technologies and its board.  Our hope is that they will recognize the significant progress that has been made since I became chairman and chief executive officer late last year, including our multi-faceted value-creating plan, the major commitment to corporate governance and shareholder value we have made, and the noteworthy improvements in financial performance that have been delivered.”

About USA Technologies:

USA Technologies is a leader in the networking of wireless non-cash transactions, associated financial/network services and energy management. USA Technologies provides networked credit card and other non-cash systems in the vending, commercial laundry, hospitality and digital imaging industries. USA Technologies has been granted 79 patents and has agreements with Verizon, Visa, Compass, Crane and others. Visit our website at www.usatech.com.

Forward-looking Statements:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the financial position, anticipated connections to our network, business strategy and the plans and objectives of USAT's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial market, economic and other conditions, including but not limited to, the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; the ability of USAT to obtain widespread commercial acceptance of it products; the potential costs and management distractions attendant to Brad Tirpak’s purported nomination of himself and six other candidates as director nominees at the 2012 annual meeting of shareholders; and, whether USAT's existing or anticipated customers purchase ePort devices in the future at levels currently anticipated by USAT.  Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Important Additional Information:
USA Technologies, Inc. (“USAT”) will be filing a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read USAT’s 2012 proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information. Shareholders will be able to obtain copies of USAT’s 2012 proxy statement and other relevant documents for free at the SEC’s website at www.sec.gov.

USAT, its directors and its executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with USAT’s 2012 annual meeting of shareholders. Shareholders may obtain information regarding USAT’s directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies for the 2012 annual meeting of shareholders, including their respective interests by security holdings or otherwise, in USAT’s annual report on Form 10-K for the year ended June 30, 2011, which was filed with the SEC on September 27, 2011. To the extent the interests of certain participants, by security holdings or otherwise, have changed since June 30, 2011, such changes have been or will be reflected on Form 8-Ks, Form 3s and Form 4s filed or to be filed by USAT with the SEC. Additional information regarding the interests of such individuals can also be obtained from the definitive proxy statement for USAT’s 2012 annual meeting of shareholders when it is filed by USAT with the SEC.

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